EXHIBIT 10.2

AMENDMENT NO. 9

AMENDMENT NO. 9 dated as of November 3, 2006 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 9 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments. Effective as provided in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by amending the following definitions to read in their entirety as follows:

“Net Available Proceeds” means, (a) with respect to any Equity Issuance occurring on or prior to December 30, 2005, the aggregate amount of all cash received by the Borrowers and their Subsidiaries in respect of such Equity Issuance, net of any legal, title and recording tax expenses, financial advisory fees, commissions and other fees and expenses paid or payable by any such Person in connection therewith and (b) with respect to the Disposition in whole or in part of the Secure Products Business, the aggregate amount of all cash received by the Borrowers and their Subsidiaries in respect of such Disposition in excess of $12,500,000, net of (i) any legal, title and recording tax expenses, financial advisory fees, commissions and other fees and expenses paid or payable by any such Person in connection therewith and (ii) any income or other taxes paid or reasonably estimated to be payable by any such Person as a result thereof.

“Net Worth” means the shareholders’ equity of MDC Partners and its Subsidiaries determined on a Consolidated basis in accordance with U.S. GAAP; provided that the calculation of such Consolidated shareholders’ equity shall be adjusted to include an addition for any losses on sale or non-cash impairment charges recorded in connection with the Disposition in whole or in part of the Secure Products Business not to exceed $21,500,000.

2.03 Section 8.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“SECTION 8.01. Total Debt Ratio. MDC Partners will not permit the Total Debt Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to exceed the ratio set forth opposite such Test Period:

Test Period Ending	Total Debt Ratio

September 30, 2006	2.90 to 1.00

December 31, 2006	3.25 to 1.00

March 31, 2007	3.00 to 1.00

June 30, 2007	2.75 to 1.00”

Section 3. Representations and Warranties. Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 9 and (b) no Default shall have occurred and be continuing under the Credit Agreement, as amended hereby.

Section 4. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon (a) receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 9 executed by the Obligors and the Required Lenders and (b) the payment of an amendment fee to the U.S. Administrative Agent for the account of each Lender that has approved this Amendment No. 9 on or before 12:00 noon, New York City time, on November 3, 2006, such amendment fee to be in an amount equal to 0.10% of the Commitment of such Lender.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 9 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 9 by signing any such counterpart. This Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:________________________________
Name:
Title: Authorized Signatory

By:________________________________
Name:
Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:________________________________
Name:
Title: Authorized Signatory

By:________________________________
Name:
Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:________________________________
Name:
Title: Authorized Signatory

By:________________________________
Name:
Title: Authorized Signatory

Agreed as set forth in Section 4 above:

GUARANTORS

Signed sealed and delivered by the attorney of Placard Pty Ltd ACN 074 646 343 under power of attorney and who has received no notice of the revocation of the power, in the presence of:

_______________________	_______________________
Signature of witness	Signature of attorney

Name of witness: Ray Forzley	Name of attorney: Walter Campbell

1208075 ONTARIO LIMITED
1220777 ONTARIO LIMITED
1385544 ONTARIO LIMITED
2026646 ONTARIO LIMITED
656712 ONTARIO LIMITED
AMBROSE CARR LINTON CARROLL INC.
ASHTON POTTER CANADA INC.
BRUCE MAU DESIGN INC.
BRUCE MAU HOLDINGS LTD.
CAMPBELL + PARTNERS COMMUNICATIONS LTD.
COMPUTER COMPOSITION OF CANADA INC.
HENDERSON BAS
MAXXCOM (NOVA SCOTIA) CORP.
MAXXCOM INTERACTIVE INC.
METACA CORPORATION
STUDIOTYPE INC.
TREE CITY INC

By: ________________________________
Name:
Title: Authorized Signatory

By: ________________________________
Name:
Title: Authorized Signatory

ACCENT ACQUISITION CO.
ACCENT INTERNATIONAL, INC.
ACCENT MARKETING SERVICES, L.L.C.
ASHTON-POTTER (USA) LTD.
BRATSKEIR & COMPANY, INC.
CHINNICI DIRECT, INC.
CMS U.S. HOLDCO, INC.
COLLE & MCVOY, INC.
CPB ACQUISITION INC.
CRISPIN PORTER & BOGUSKY LLC
DOTGLU LLC
FLETCHER MARTIN LLC
FMA ACQUISITION CO.
HELLO ACQUISITION INC.
KBP HOLDINGS LLC
KIRSHENBAUM BOND & PARTNERS LLC
KIRSHENBAUM BOND & PARTNERS WEST LLC
LAFAYETTE PRODUCTIONS LLC
MACKENZIE MARKETING, INC.
MARGEOTES/FERTITTA + PARTNERS LLC
MAXXCOM (USA) FINANCE COMPANY
MAXXCOM (USA) HOLDINGS INC.
MDC USA HOLDINGS INC.
MDC/KBP ACQUISITION INC.
MF+P ACQUISITION CO.
MONO ADVERTISING, LLC
PRO-IMAGE CORPORATION
SABLE ADVERTISING SYSTEMS, INC.
SMI ACQUISITION CO.
SOURCE MARKETING LLC
TARGETCOM LLC
VITROROBERTSON LLC
ZG ACQUISITION INC.
ZYMAN GROUP, LLC

By: ________________________________
Name:
Title: Authorized Signatory

By: ________________________________
Name:
Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH

By:________________________________
Name:
Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:________________________________
Name:
Title:

BANK OF MONTREAL

By:________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA

By:________________________________
Name:
Title:

By:________________________________
Name:
Title:

TORONTO DOMINION (TEXAS) INC.

By:________________________________
Name:
Title:

THE TORONTO-DOMINION BANK

By:________________________________
Name:
Title:

CIBC INC.

By:________________________________
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:________________________________
Name
Title:

By:________________________________
Name:
Title: